SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
       Date of report (Date of earliest event reported): April 28, 2003

                            The Warnaco Group, Inc.
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

          1-10857                                   95-4032739
   (Commission File Number)                 (IRS Employer Identification No.)

              90 Park Avenue
               New York, NY                              10016
 (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code: (212) 661-1300

                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On April 28, 2003, The Warnaco Group, Inc. announced the election of David A. Bell and Charles R. Perrin to its board of directors. The press release concerning this event is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (c)      Exhibits

                          Exhibit No.       Description

                          99.1              Press Release, dated April 28, 2003

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            The Warnaco Group, Inc.

Date: April 28, 2003        By:      /s/  Jay A. Galluzzo
                                     Name:    Jay A. Galluzzo
                                     Title:   Vice President and General Counsel

                                 EXHIBIT INDEX
                                 -------------

        Exhibit No.          Document
        -----------          --------

           99.1              Press Release, dated April 28, 2003

                                                                    Exhibit 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE

Contacts
Media:
Doug Morris
212-515-1964

Investors:
Allison Malkin/Chad Jacobs
203-222-9013

                WARNACO NAMES DAVID BELL AND CHARLES PERRIN TO
                              BOARD OF DIRECTORS

NEW YORK - April 28, 2003 - The Warnaco Group, Inc. (NASDAQ: WRNC) announced that it has elected David A. Bell and Charles R. Perrin to its Board of Directors.

Mr. Bell, 59, currently serves as Chairman and Chief Executive Officer of The Interpublic Group of Companies, Inc., one of the world's largest advertising and marketing organizations. He previously served as Chairman and CEO of True North Communications, Inc. Mr. Bell holds a B.A. from Macalester College. Mr. Bell has been appointed to the Compensation Committee and Nominating and Corporate Governance Committee of Warnaco's Board of Directors.

Mr. Perrin, 57, previously served as Chairman and CEO of Avon Products, Inc. and Chairman and CEO of Duracell International, Inc. Mr. Perrin holds an M.B.A. from Columbia University and a B.A. from Trinity College. Mr. Perrin has been appointed to the Audit Committee and Compensation Committee of Warnaco's Board of Directors.

Stuart D. Buchalter, Non-Executive Chairman of the Board of Directors of Warnaco, said, "The addition of David and Charlie to fill our Board further strengthens Warnaco and adds to our Board's diversity of background and depth of experience. We look forward to their counsel."

Joe Gromek, Warnaco's President and Chief Executive Officer, said, "We are pleased to welcome Charlie and David to Warnaco's Board. Both possess the requisite leadership skills and business acumen to make significant contributions to Warnaco."

Messrs. Bell and Perrin joined the Board effective April 25, 2003.


About The Warnaco Group, Inc.

The Warnaco Group, Inc., headquartered in New York, is a leading manufacturer of intimate apparel, menswear, jeanswear, swimwear, men's and women's sportswear, better dresses and accessories sold under such owned and licensed brands as Warner's(R), Olga(R), Lejaby(R), Body by Nancy Ganz(TM), Chaps by Ralph Lauren(R), Calvin Klein(R) men's and women's underwear, men's accessories, and men's, women's, junior women's and children's jeans, Speedo(R) men's, women's and children's swimwear, sportswear and swimwear accessories, Nautica(R) women's and girls' swimwear, Anne Cole Collection(R), Cole of California(R) and Catalina(R) swimwear, and A.B.S.(R) women's sportswear and better dresses.

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